EXHIBIT 10.15


SCHEDULE OF EXECUTIVES RECEIVING SEVERANCE AGREEMENTS

Name of Executive                                   Severance Amount (4(I)(a))
-----------------                                   --------------------------
E.W. Blanch, Jr.                                    three (3)
Chris L. Walker                                     three (3)
Susan B. Wollenberg                                 two (2)
Scott K. Billings                                   one (1)
Daniel P. O'Keefe                                   two (2)